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                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Summary Consolidated Historical Financial Data" and "Experts" and to the use of our report dated February 10, 2000, in Amendment No. 2 to the Registration Statement on Form F-1 and the related Prospectus of ActivCard S.A. for the registration of 4,000,000 shares of its common stock.


                                          ERNST & YOUNG Audit

                                          /s/ John Mackey
                                          represented by
                                          John Mackey


Paris, France
March 14, 2000